SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549
                                ----------------

                                    Form 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: February 8, 2001


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13167

          TEXAS                                      74-1611874
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
incorporation or organization)

15835 Park Ten Place Drive                             77084
       Houston, Texas                               (Zip Code)
(Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  281-749-7800


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Item 5.

         On February 8, 2001, at the 2001 Annual Meeting of Shareholders of Atwood Oceanics, Inc. (the "Company") a majority of the Company's shareholders voted, by proxy or in person, in favor of Amendment No. 2 (the "Amendment") to the 1996 Incentive Equity Plan (the "Plan"). The Amendment was approved by the Board of Directors on January 4, 2001 and submitted to the shareholders for their consideration in the proxy statement mailed to the shareholders along with the notice of annual meeting on January 12, 2001. The proxy statement was filed with the Securities and Exchange Commission on January 12, 2001.

         The Amendment expands the pool of participants in the Plan by allowing non-employee directors to receive awards of non-qualified stock options. However, the Amendment restricts the Compensation Committee's power by eliminating its discretion in determining the amount and type of awards granted to non-employee directors. The awards to non-employee directors are set at 2,000 non-qualified stock options to be awarded at the Board of Director's meeting following each such director's election, re-election, or appointment, but no more than once per fiscal year.

         For a more detailed description of the Amendment to the Plan, see the Amendment and the proxy statement attached hereto as Exhibits 99.1 and 99.2, respectively, which are incorporated by reference herein.

ITEM 7. EXHIBITS

*EXHIBIT 99.1   Amendment No. 2 to the 1996 Incentive Equity Plan, attached as
                Appendix A to the Definitive Proxy Statement filed on form
                DEF14A on January 12, 2001.

*EXHIBIT 99.2   Definitive Proxy Statement filed on form DEF 14A on
                January 12, 2001.

*previously filed

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATWOOD OCEANICS, INC.
                                        (Registrant)



                                        /s/ James M. Holland
                                        James M. Holland
                                        Senior Vice President

                                        DATE:    20 February 2001


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                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION

*99.1 Amendment No. 2 to the 1996 Incentive Equity Plan, attached as Appendix A to the Definitive Proxy Statement filed on form
                 DEF 14A on January 12, 2001.

*99.2            Definitive Proxy Statement filed on form DEF 14A on
                 January 12, 2001.


*previously filed.